EXHIBIT 99.1

PLAN OF DISSOLUTION

This Plan of Dissolution (the “Plan”) is for the purpose of effecting the complete liquidation and dissolution of Angelo and Maxie’s, Inc., a Delaware corporation (the “Company” or “A&M”), in accordance with the Delaware General Corporation Law (“DGCL”) and Section 331 of the Internal Revenue Code of 1986, as amended (the “Code”).

1.                                       ADOPTION OF THE PLAN.  The board of directors of the Company (the “Board”) has adopted this Plan and called a meeting (the “Meeting”) of the Company’s stockholders (the “Stockholders”) to take action on the Plan.  If Stockholders holding a majority of the Company’s outstanding Common Stock, par value $0.01 per share (the “Common Stock”) and Preferred Stock, par value $1.00 per share (the Preferred Stock”), vote for the adoption of this Plan at the Meeting, the Plan shall constitute the adopted Plan of the Company as of the date of the Meeting, or such later date on which the Stockholders may approve the Plan if the Meeting is adjourned to a later date (the “Adoption Date”).  Each share of Common Stock and each six (6) shares of Preferred Stock entitle the holder thereof to one vote on the adoption of this Plan.  The date on which the Company implements the liquidation provisions of the Plan will be referred to as the “Liquidation Date.”

2.                                       CESSATION OF BUSINESS ACTIVITIES.  After the Liquidation Date, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business and affairs, and distribute its assets in accordance with this Plan.  The directors in office on the Adoption Date and, at the pleasure of the Board, the officers of the Company, shall continue in office solely for these purposes and as otherwise provided in this Plan.

3.                                       LIQUIDATION OF ASSETS.  From and after the Liquidation Date, the Company shall determine whether and when to sell, exchange, transfer, lease, license or otherwise dispose of all of its property and assets, including the Company’s intangible assets, in one or more transactions upon such terms and conditions as the Board, in its absolute discretion, deems expedient and in the best interests of the Company and the Stockholders.  The Company will not be required to obtain appraisals or other third party opinions as to the value of its properties and assets in connection with the liquidation.  As part of the liquidation of its property and assets, the Company shall collect, or make provision for the collection of all accounts receivable, debts and claims owing to the Company, including all recoveries under any pending litigation to which the Company is a party.  In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.

4.                                       PAYMENT OF DEBTS.  Prior to making any distributions to the Stockholders, the Company shall pay, or as determined by the Board, make reasonable provision to pay, all claims and obligations of the Company, including all contingent, conditional or unmatured claims known to the Company.  Such claims shall be paid or provided for in full if there are sufficient assets.  If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefore.  If and to the extent deemed necessary, appropriate or desirable by the Board, in its absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property (the “Contingency Reserve”) to satisfy claims against the Company, including, without limitation, unknown events, tax obligations, claims that are the subject of pending litigation, workers’ compensation obligations and all expenses of the sale of the Company’s property and assets, of the collection and defense of the Company’s property and assets, and of the liquidation and dissolution provided for in this Plan. The Board may, in its discretion, increase or decrease the amount of the Contingency Reserve at any time and shall place or cause to be placed such funds in an account of the Company as the Board has determined to be maintained as the Contingency Reserve.

5.                                       DISTRIBUTIONS TO STOCKHOLDERS.  Following the payment or the provision for the payment of the Company’s claims and obligations as provided above, the Company shall distribute pro rata to the Stockholders, all remaining assets, including all available cash including the cash proceeds of any sale, exchange or disposition.  If the Board determines to follow the procedures described in Section 280 of the DGCL, then the additional steps set forth below shall, to the extent necessary or appropriate be taken:

•                                          The giving of notice of the dissolution to all persons having a claim against the Company and any rejection of any such claims in accordance with Section 280 of the DGCL;

•                                          The offering of security to any claimant on a contract whose claim is contingent, conditional or unmatured in an amount the Company determines sufficient to provide compensation to the claimant if the claim matures, and the petitioning of the Delaware Court of Chancery to determine the amount and form of security sufficient to provide compensation to any claimant who has rejected such offer in accordance with Section 280 of the DGCL;

•                                          The petitioning of the Delaware Court of Chancery to determine the amount and form of security which would be reasonably likely to be sufficient to provide compensation for (1) claims that are subject of pending litigation against the Company; and (2) claims that have not been made known to the Company or that have not arisen, but are likely to arise or become known within five years after the date of dissolution (or longer in the discretion of the Delaware Court of Chancery), each in accordance with Section 280 of the DGCL;

•                                          The payment, or the making of adequate provision for payment, of all claims made against the Company and not rejected in accordance with Section 280 of the DGCL;

•                                          The posting of all security offered and not rejected and all security ordered by the Delaware Court of Chancery in accordance with Section 280 of the DGCL; and

•                                          The payment, or the making of adequate provision for payment, of all other claims that are mature, known and contested or that have been finally determined to be owing by the Company.

Notwithstanding the foregoing, the Company shall not be required to follow the procedures described in Section 280 of the DGCL, and the Board and the officers of the Company are hereby authorized, without further stockholder action, to proceed with the dissolution, liquidation and termination of existence of the Company in accordance with any applicable provision of the DGCL, including, without limitation, Section 281(b) thereof, including the adoption of a plan of distribution as contemplated by such section.

6.                                       CERTIFICATE OF DISSOLUTION.  After the Liquidation Date, the officers of the Company shall, at such time as the Board, in its absolute discretion, deems necessary, appropriate or desirable, file any certificates required by the Delaware tax authorities, or any other documents as may be required to effectuate the dissolution of the Company, including filing with the Secretary of State of the State of Delaware a certificate of dissolution (the “Certificate of Dissolution”) in accordance with the DGCL.  The dissolution is effective (the “Effective Date”) upon the filing of the Certificate of Dissolution with the Secretary of State of the State of Delaware or upon such later date as may be specified in the Certificate of Dissolution.  From and after the Effective Date, the Company will be deemed to be completely dissolved, but will continue to exist under Delaware law for a period of three years, or such longer period as ordered by the Delaware Court of Chancery for the purposes of prosecuting suits by or against the Company, paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up the Company’s business affairs.  The members of the Board in office on the Effective Date shall have all powers provided to them under the DGCL and other applicable law.

7.                                       NOTICE OF LIQUIDATION.  As soon as practicable after the Effective Date, the Board may direct the officers to mail notice in accordance with the DGCL to all its claimants that this Plan has been approved by the Board and the Company’s stockholders.

8.                                       POWERS OF BOARD AND OFFICERS.  Notwithstanding authorization or consent to this Plan and the transactions contemplated hereby by the Stockholders, the Board may interpret any of the provisions of this Plan, modify, amend or abandon this Plan and the transactions contemplated hereby without further action by the Stockholders, to the extent permitted by the DGCL.  The Board may also make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Company deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Company in accordance with the Code, the Internal Revenue Service and the DGCL and any rules and regulations of the Securities and Exchange Commission or any state securities commission, including, without limitation, any instruments of dissolution or other documents, and withdrawing any qualification to do business in any state in which the Company is so qualified, as well as the preparation and filing of any federal or state tax returns. Prior to the filing of the Certificate of Dissolution, the Board shall have full authority to abandon and revoke the dissolution as the Board deems appropriate without further stockholder action.

9.                                       CANCELLATION OF STOCK.  As a condition to receipt of any distribution to the Stockholders, the Board, in its absolute discretion, may require the Stockholders to (i) surrender their certificates evidencing the Common Stock and/or Preferred Stock to the Company or its agent for recording of such distributions thereon or (ii) furnish the Company with evidence satisfactory to the Board of the loss, theft or destruction of their certificates evidencing the Common Stock and/or Preferred Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board. The Company will finally close its stock transfer books and discontinue recording transfers of Common Stock and/or Preferred Stock on the date on which the Company files a Certificate of Dissolution with the Secretary of State of the State of Delaware under the DGCL (the “Final Record Date”), and thereafter certificates representing Common Stock and/or Preferred Stock will not be assignable or transferable on the books of the Company except by will, intestate succession, or operation of law.  If any distribution to a Stockholder cannot be made, whether because the Stockholder cannot be located, has not surrendered its certificates evidencing the Common Stock and/or Preferred Stock as required hereunder or for any other reason, the distribution to which such Stockholder is entitled (unless transferred to the Trust) shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such Stockholder as the sole equitable owner thereof and shall be treated as abandoned property and shall escheat to the applicable state or other jurisdiction in accordance with applicable law.  In no event shall the proceeds of any such distribution revert to or become the property of the Company.

10.                                 LIQUIDATING TRUST.  If deemed necessary, appropriate or desirable by the Board, in its absolute discretion, in furtherance of the liquidation and distribution of the Company’s assets to the Stockholders, as a final liquidating distribution or from time to time, the Company shall transfer to one or more liquidating trustees, for the benefit of the Stockholders (the “Trustees”), under a liquidating trust (the “Trust”), any assets of the Company which are (i) not reasonably susceptible to distribution to the Stockholders, including without limitation non-cash assets and assets held on behalf of the Stockholders (a) who cannot be located or who do not tender their certificates evidencing the Common Stock and/or Preferred Stock to the Company or its agent as herein above required or (b) to whom distributions may not be made based upon restrictions under contract or law, including, without limitation, restrictions of the federal securities laws and regulations promulgated thereunder or (ii) held as the Contingency Reserve. If assets are transferred to the Trust, each Stockholder on the Final Record Date shall receive an interest (an “Interest”) in the Trust pro rata to its interest in the outstanding Common Stock and/or Preferred Stock on that date.  All distributions from the Trust will be made pro rata in accordance with the Interests.  The Interests shall not be transferable except by operation of law or upon death of the recipient.  The Board is hereby authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents or representatives of the Company, to act as the initial Trustee or Trustees for the benefit of the Stockholders and to receive any assets of the Company.  Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the liabilities and obligations of the Company, including, without limitation, any unsatisfied claims and unascertained or contingent liabilities.  Further, any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Company to the Stockholders.  Any such conveyance to the Trustees shall be in trust for the Stockholders of the Company.  The Company, subject to this Section and as authorized by the Board, in its absolute discretion, may enter into a liquidating trust agreement with the Trustees, on such terms and conditions as the Board, in its absolute discretion, may deem necessary, appropriate or desirable.  Adoption of this Plan by a majority of the outstanding Common Stock and Preferred Stock shall constitute the approval of the Stockholders of any such appointment and any such liquidating trust agreement as their act and as a part hereof as if herein written.  Each share of Common Stock and each six shares of Preferred Stock entitle the holder thereof to one vote on the adoption of this Plan.

11.                                 COMPENSATION.  In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board, pay to the Company’s officers, directors, employees, agents and representatives, or any of them, compensation in connection with the implementation of this Plan.  Adoption of this Plan by a majority of the outstanding Common Stock and Preferred Stock shall constitute the approval of the Stockholders of the payment of any such compensation.

12.                                 INDEMNIFICATION.  The Company shall indemnify its officers, directors, employees, agents and representatives in accordance with its certificate of incorporation, bylaws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company.  The Company’s obligation to indemnify such persons may also be satisfied out of the assets of the Trust.  The Trust will similarly be authorized to indemnify the Trustees and any employees, agents or representatives of the Trust for actions taken in connection with the operations of the Trust.  Any claims arising in respect of such indemnification will be satisfied out of the assets of the Trust.  The Board and the Trustees, in their absolute discretion, are authorized to obtain and maintain insurance as may be necessary or appropriate to cover the Company’s obligations hereunder.

13.                                 FURTHER AUTHORITY.  The Board of the Company is hereby authorized, without further action by the Stockholders, to do and perform or cause the officers of the Company, subject to approval of the Board, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the Board, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up its affairs.

14.                                 QUOTATION OF COMMON STOCK.  At any time, the Board may, if the Board deems such action to be in the best interests of the Company and the stockholders, take such action as may result in the shares of Common Stock and Preferred Stock of the Company to cease to be reported on the NASD OTC Bulletin Board.

15.                                 ABSENCE OF APPRAISAL AND DISSENTERS’ RIGHTS.  Under Delaware law, the Stockholders are not entitled to appraisal or dissenters’ rights for their shares of capital stock with the transactions contemplated by the Plan.

16.                                 STOCKHOLDER CONSENT TO SALE OF ASSETS.  Adoption of this Plan by a majority of the outstanding Common Stock and Preferred Stock shall constitute the approval of the Stockholders of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of this Plan (except that the Company may not consummate the transactions contemplated by that certain Asset Purchase Agreement dated as of June 22, 2004, to which the Company is a party, without Stockholder approval thereof).

17.                                 EXPENSES OF DISSOLUTION.  In connection with and for the purposes of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.